Supplement to the Statement of Additional Information
of
Credit Suisse Liquid Alternative Fund (the “Fund”),
a series of Credit Suisse Opportunity Funds

The following information supersedes certain information in the Fund’s Statement of Additional Information (the “SAI”).

The following paragraph replaces the sixth paragraph under the heading “Disclosure of Portfolio Holdings” on page 46 of the SAI:

The Fund provides a full list of its holdings as of the end of each calendar month on its website, http://us-fund.credit-suisse.com, approximately 30 days after the end of each month.  The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

Shareholders should retain this supplement for future reference.

Dated: June 15, 2012

June 15, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Attention: Filings — Rule 497(e)

Re:	Credit Suisse Liquid Alternative Fund, (the “Fund”),
a series of the Credit Suisse Opportunity Funds
Securities Act File No. 33-92982; Investment Company Act File No. 811-09054

Ladies and Gentlemen:

On behalf of the Fund and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, transmitted for filing with the Securities and Exchange Commission is a supplement to the Fund’s Statement of Additional Information.

Please address any comments or questions to the attention of the undersigned at (212) 325-7349.

Very truly yours,

/s/ Karen Regan
Karen Regan
Secretary

Enclosures
cc:	Rose F. DiMartino